UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): May 27, 2004



                            Ferrellgas Partners, L.P.
                        Ferrellgas Partners Finance Corp.
                                Ferrellgas, L.P.
                            Ferrellgas Finance Corp.
                 -----------------------------------------------

           (Exact name of registrants as specified in their charters)



         Delaware                001-11331              43-1698480
         Delaware                333-06693              43-1742520
         Delaware                000-50182              43-1698481
         Delaware                000-50183              14-1866671
   --------------------     -------------------     ------------------
     (States or other         Commission file        (I.R.S. Employer
     jurisdictions of             numbers           Identification Nos.)
     incorporation or
       organization)





                   One Liberty Plaza, Liberty, Missouri 64068
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrants' telephone number, including area code: (816) 792-1600

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
(c) The following material is furnished as an exhibit to this Current Report on Form 8-K.

   Exhibit
    Number     Description
   -------     -----------
    99.1       Press release of Ferrellgas Partners, L.P. dated May 27,
               2004, reporting its financial results for the third quarter ended April 30, 2004.

ITEM  9. REGULATION FD DISCLOSURE
ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 27, 2004, Ferrellgas Partners, L.P. issued a press release regarding its financial results for the third quarter ended April 30, 2004. A copy of this earnings press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Limitation on Incorporation by Reference and Materiality

The information, including the exhibit furnished herewith, in this Current Report on Form 8-K is being furnished to the SEC and is not to be deemed "filed" with the SEC for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of Section 18. In addition, the information in this Current Report is not to be incorporated by reference into any registration statement of Ferrellgas Partners, L.P., Ferrellgas Partners Finance Corp., Ferrellgas, L.P. or Ferrellgas Finance Corp. or other filings of such entities made pursuant to the Exchange Act or the Securities Act, unless specifically identified as being incorporated therein by reference.

The furnishing of the information in this Current Report, including the exhibit furnished herewith, is not intended to, and does not, constitute a determination or admission by Ferrellgas Partners, L.P., Ferrellgas Partners Finance Corp., Ferrellgas, L.P. or Ferrellgas Finance Corp. as to the materiality or completeness of any such information that is required to be disclosed solely by Regulation FD of the Exchange Act.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           FERRELLGAS PARTNERS, L.P.

                                           By Ferrellgas, Inc. (General Partner)


Date: May 27, 2004                          By /s/ Kevin T. Kelly
                                            ------------------------------------
                                              Kevin T. Kelly
                                              Senior Vice President and
                                              Chief Financial Officer (Principal
                                              Financial and Accounting Officer)



                                           FERRELLGAS PARTNERS FINANCE CORP.


Date: May 27, 2004                          By /s/ Kevin T. Kelly
                                            ------------------------------------
                                              Kevin T. Kelly
                                              Senior Vice President and
                                              Chief Financial Officer (Principal
                                              Financial and Accounting Officer)



                                           FERRELLGAS, L.P.

                                           By Ferrellgas, Inc. (General Partner)


Date: May 27, 2004                          By /s/ Kevin T. Kelly
                                            ------------------------------------
                                              Kevin T. Kelly
                                              Senior Vice President and
                                              Chief Financial Officer (Principal
                                              Financial and Accounting Officer)



                                           FERRELLGAS FINANCE CORP.


Date: May 27, 2004                          By /s/ Kevin T. Kelly
                                            ------------------------------------
                                              Kevin T. Kelly
                                              Senior Vice President and
                                              Chief Financial Officer (Principal
                                              Financial and Accounting Officer)